UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 805-7200

Date of fiscal year end: 12/31

Date of reporting period: 06/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings

Corporate Investors

Report for the Six Months Ended June 30, 2021

1

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

2

Barings Corporate Investors

TO OUR SHAREHOLDERS

July 31, 2021

We are pleased to present the June 30, 2021 Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on August 13, 2021 to shareholders of record on August 2, 2021. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.21 per share of net investment income for the second quarter of 2021, compared to $0.21 per share in the previous quarter.

During the second quarter, the net assets of the Trust increased to $325,874,995 or $16.08 per share compared to $317,805,145 or $15.69 per share on March 31, 2021. This translates to a 4.1% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 19.6%, 9.9%, 10.2%, 11.0%, and 12.1% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price increased 9.1% during the quarter, from $13.93 per share as of March 31, 2021 to $15.20 per share as of June 30, 2021. The Trust’s market price of $15.20 per share equates to a 5.5% discount to the June 30, 2021 net asset value per share of $16.08. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -3.5%, -0.7% and 7.5%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 2.7% and 1.4% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed nine new private placement investments and 10 add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $32,754,082. Of note, the new platform investments were floating rate term loans, three of which included equity co-investments, and the add-on investments were eight floating rate term loans and two equity co-investments.

The robust growth in investment activity over the last 12 months continued in the second quarter of 2021 with the Trust enjoying a strong quarter in terms of deployment. As the investment landscape has improved, some key trends have emerged. First, investment activity is now back to (and even beyond) pre-pandemic levels. Secondly, in the current market, financial sponsors and other ownership groups are motivated to divest portfolio companies due to the high valuations for strong businesses. With the significant dry powder they have available, financial sponsors are also motivated to acquire high-quality businesses which have outperformed through both good times and the more recent uncertainty. Lastly, private equity clients continue to work with a smaller group of trusted lenders with whom they have long-standing relationships and who can offer certainty of execution and creative solutions Further, the size of Barings portfolio and presence in the market leads to getting first access to high-quality and off-market new or add-on financing opportunities relating to our existing portfolio. Such circumstances naturally provide a number of benefits. From a credit perspective, we know the businesses and respective management teams well from being a lender for some time. And, from a value perspective, competing with fewer competitors can lead to more attractive pricing and terms. This also amplifies the attractiveness of Barings’ more conservative financing structures, which we believe offer the best relative value in the current market.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and remains well diversified by industry. This was a strategy put in place more than four years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of June 30, 2021, 56.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.6% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $23,193,105

(continued)

or 6.5% of total assets, and low leverage profile at 0.09x as of June 30, 2021. We have strengthened our liquidity position by entering into a $30.0 million committed revolving credit facility with MassMutual (See Note 10). This facility coupled with the current cash balance provides ample liquidity to support our current portfolio companies to the extent the duration of COVID-19 related stress extends as well as invest in new portfolio companies. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.24 per share sits slightly above our most recently reported net investment income of $0.21 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 06/30/21*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $294,222,841)	$299,027,660
Corporate restricted securities at market value (Cost - $19,589,672)	21,061,720
Corporate public securities at market value (Cost - $9,817,879)	10,205,097
Short-term securities at fair value (Cost - $7,998,959)	7,998,959

Total investments (Cost - $331,629,351)	338,293,436

Cash	15,191,486
Foreign currencies (Cost - $2,629)	2,630
Interest receivable	2,533,215
Receivable for investments sold	902,019
Other assets	1,624,188

Total assets	358,546,974

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,436,928
Investment advisory fee payable	1,018,359
Interest payable	135,317
Accrued expenses	81,375

Total liabilities	32,671,979

Commitments and Contingencies (See Note 8)
Total net assets	$325,874,995

Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	272,501,030
Total distributable earnings	33,112,246

Total net assets	$325,874,995

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$16.08

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2021

(Unaudited)

Investment Income:
Interest	$11,183,384
Dividends	306,659
Other	169,672

Total investment income	11,659,715

Expenses:
Investment advisory fees	2,011,500
Interest	529,500
Trustees’ fees and expenses	205,200
Professional fees	147,103
Reports to shareholders	55,200
Custodian fees	16,800
Other	45,765

Total expenses	3,011,068

Investment income - net	8,648,647

Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	2,770,530
Net realized loss on foreign currency transactions before taxes	(62)
Income tax expense	(1,129)

Net realized gain on investments and foreign currency transactions after taxes	2,769,339

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	14,635,497
Net increase/(decrease) in unrealized appreciation/(depreciation) of foreign currency translation before taxes	1

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments and foreign currency transactions after taxes	14,635,498

Net gain on investments and foreign currency	17,404,837

Net increase in net assets resulting from operations	$26,053,484

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2021

(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(2,992,597)
Purchases of portfolio securities	(62,540,824)
Proceeds from disposition of portfolio securities	52,049,645
Interest, dividends and other income received	11,911,895
Interest expense paid	(529,500)
Operating expenses paid	(2,399,593)
Income taxes paid	(430,908)

Net cash used for operating activities	(4,931,882)

Cash flows from financing activities:
Cash dividends paid from net investment income	(9,725,626)

Net cash used for financing activities	(9,725,626)

Net decrease in cash	(14,657,508)
Cash - beginning of period	29,851,624

Cash - end of period	$15,194,116

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$26,053,484

Increase in investments	(28,945,555)
Increase in interest receivable	(104,990)
Increase in receivable for investments sold	(855,228)
Decrease in other assets	732,885
Decrease in payable for investments purchased	(1,464,674)
Increase in investment advisory fee payable	67,252
Increase in accrued expenses	14,723
Decrease in tax payable	(429,779)

Total adjustments to net assets from operations	(30,985,366)

Net cash used for operating activities	$(4,931,882)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2021 (Unaudited)	For the year ended 12/31/2020
Increase / (decrease) in net assets:
Operations:
Investment income - net	$8,648,647	$24,386,956
Net realized gain / (loss) on investments and foreign currency after taxes	2,769,339	2,244,872
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	14,635,498	(11,297,903)

Net increase in net assets resulting from operations	26,053,484	15,333,925

Increase from common shares issued on reinvestment of dividends
Common shares issued (2021 - nil; 2020 -35,674)	—	552,229

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2021 - $0.24 per share; 2020 - $0.96 per share)	(4,862,813)	(19,451,250)

Total increase / (decrease) in net assets	21,190,671	(3,565,096)

Net assets, beginning of period/year	304,684,324	308,249,420

Net assets, end of period/year	$325,874,995	$304,684,324

See Notes to Consolidated Financial Statements

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six months ended 6/30/2021	For the years ended December 31,
	(Unaudited)	2020	2019	2018	2017
Net asset value:
Beginning of period / year	$15.04	$15.24	$14.50	$15.22	$14.23

Net investment income (a)	0.42	1.20	1.11	1.21	1.27
Net realized and unrealized gain/(loss) on investments	0.86	(0.44)	0.82	(0.73)	0.92

Total from investment operations	1.28	0.76	1.93	0.48	2.19

Dividends from net investment income to common shareholders	(0.24)	(0.96)	(1.20)	(1.20)	(1.20)
Increase from dividends reinvested	0.00	0.00	0.01	0.00	0.00

Total dividends	(0.24)	(0.96)	(1.19)	(1.20)	(1.20)

Net asset value: End of period / year	$16.08	$15.04	$15.24	$14.50	$15.22

Per share market value: End of period / year	$15.20	$13.18	$16.86	$14.70	$15.26

Total investment return
Net asset value (b)	8.57%	5.36%	13.71%	3.17%	15.72%
Market value (b)	17.25%	(15.95%)	23.77%	4.54%	6.86%

Net assets (in millions):
End of period / year	$325.87	$304.68	$308.25	$291.24	$303.53
Ratio of total expenses to average net assets (c)	1.94%(d)	1.53%	2.33%	2.87%	3.63%
Ratio of operating expenses to average net assets	1.60%(d)	1.54%	1.57%	1.71%	1.59%
Ratio of interest expense to average net assets	0.34%(d)	0.35%	0.35%	0.35%	0.51%
Ratio of income tax expense to average net assets	0.00%(d)	(0.36%)	0.42%	0.81%	1.53%
Ratio of net investment income to average net assets	5.57%(d)	8.17%	7.41%	8.00%	8.49%
Portfolio turnover	17%	33%	21%	48%	25%

(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$11,862	$11,156	$11,275	$10,708	$11,118

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities - 98.22%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 91.76%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”).
9.50% Second Lien Term Loan due 06/02/2028 (LIBOR + 8.500%)	$3,500,000	06/02/21	$3,448,095	$3,447,500

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
7.25% Term Loan due 06/24/2025 (LIBOR + 6.250%)	$4,962,295	*	4,889,483	4,962,295
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.00% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$2,028,215	12/19/18	2,004,750	1,965,340

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$2,864,848	01/15/21	2,794,597	2,793,227
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$446,760	05/12/21	435,860	435,591
Limited Liability Company Unit (A)	1,276 uts.	01/15/21	127,646	130,386
Limited Liability Company Unit (B)	633 uts.	01/15/21	4,099	116,231
			3,362,202	3,475,435

Aftermath, Inc.

A provider of crime scene cleanup and biohazard remediation services.
6.75% Term Loan due 04/10/2025 (LIBOR + 5.500%)	$2,004,743	04/09/19	1,976,366	1,968,457
5.50% Term Loan due 04/10/2025 (LIBOR + 4.500%)	$1,495,257	04/23/21	1,469,447	1,468,193
			3,445,813	3,436,650

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
8.50% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.750%)	$3,387,097	04/06/21	$3,313,135	$3,310,887
Limited Liability Company Unit (B)	113 shs.	04/06/21	112,903	113,699
			3,426,038	3,424,586

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches. Limited Liability Company Unit Class A
Preferred (B) (F)	273 uts.	10/04/12	272,727	809,987

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 11/19/2021	$1,822,851	11/19/15	1,822,831	1,819,947
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	83,136
			2,048,131	1,903,083

ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,483,264	11/08/19	2,456,228	2,483,264

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.00% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$3,714,500	10/30/18	3,673,220	3,640,210

Aurora Parts & Accessories LLC

A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	307,580
			425,300	732,455

BBB Industries LLC

A supplier of re-manufactured parts to the North American automotive aftermarket.
10.75% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$3,500,000	08/02/18	3,433,123	3,472,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
6.25% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$4,875,000	12/18/18	$4,818,738	$4,785,641
6.25% Incremental Term Loan due 12/19/2024 (LIBOR + 5.250%)	$87,063	12/07/20	85,565	85,467
6.25% Incremental Term Loan due 12/21/2024 (LIBOR + 5.250%)	$12,469	03/30/21	12,236	12,240
			4,916,539	4,883,348

Beacon Pointe Advisors, LLC
An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.00% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$1,981,682	03/31/20	1,946,394	1,981,682

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,065,087	04/28/17	3,035,225	3,065,087
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	1,695,695
* 04/28/17 and 02/07/19.			3,880,610	4,760,782

Blue Wave Products, Inc.

A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	619,825
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	245,386
			160,380	865,211

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,777,889	10/03/18	1,764,087	1,777,889

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.00% Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,223,657	*	2,198,864	2,132,487
* 05/14/18 and 05/31/19.

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.50% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,018,803	09/04/18	$2,009,907	$2,018,803

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%)	$3,255,124	12/20/18	3,214,881	3,255,124

CloudWave

A provider of managed cloud hosting and IT services for hospitals.
7.00% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,491,532	01/29/21	3,420,883	3,499,435

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.25% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$3,456,250	01/09/20	3,420,465	3,429,848

Command Alkon

A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$4,198,393	*	4,092,190	4,122,237
Limited Liability Company Unit	37 uts.	04/24/20	36,535	40,603
Limited Liability Company Unit class B	13,449 uts.	04/24/20	—	5,676
* 04/23/20, 10/30/20 and 11/18/20.			4,128,725	4,168,516

Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,215,188	01/30/20	1,197,762	1,163,542
Limited Liability Company Unit (F)	2,575 uts.	*	103,121	82,441
* 01/30/2020 and 03/05/21			1,300,883	1,245,983

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
6.25% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,904,477	12/22/20	$2,851,427	$2,856,445

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.00% Term Loan due 04/01/2025 (LIBOR + 5.000%) (H)	$3,445,453	04/01/19	2,831,884	2,857,660

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,848,206	2,738,235
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	397,836
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	3,136,071

Dohmen Life Science Services

A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
8.42% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,737,769	2,774,546

DPL Holding Corporation

A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	1,205,688
Common Stock (B)	61 shs.	05/04/12	67,316	663,622
			673,157	1,869,310

Dunn Paper

A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,478,053	3,423,000

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.75% Term Loan due 04/19/2028 (LIBOR + 5.750%) (H)	$2,607,444	04/19/21	2,319,744	2,318,255

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	$3,182,857	$—
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	—

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,747,454	06/30/17	2,723,128	2,737,451
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,244,401
			3,530,044	3,981,852

ENTACT Environmental Services, Inc.

A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
5.90% Term Loan due 12/15/2025 (LIBOR + 4.750%)	$2,123,076	02/09/21	2,103,548	2,105,688

E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	534,994
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,810,199

Foundation Risk Partners, Corp.

A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solution to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%)	$1,326,659	09/30/20	1,304,010	1,305,434
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%) (H)	$666,667	09/30/20	207,233	222,223
			1,511,243	1,527,657

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
6.75% Term Loan due 05/24/2027 (LIBOR + 5.750%) (H)	$3,281,250	05/21/21	$2,098,668	$2,097,266
Limited Liability Company Unit	219 shs.	05/21/21	218,750	218,750
			2,317,418	2,316,016

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—

gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	2,374,812	3,146,708
Preferred Stock (B)	709 shs.	03/29/19	708,661	924,642
Common Stock (B)	2,835 shs.	03/27/13	283,465	79,946
			3,366,938	4,151,296

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$4,871,275	*	4,831,138	4,871,275
6.50% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$100,457	04/27/21	98,507	99,452
Preferred Stock (B)	7,474 shs.	04/27/21	206,294	211,013
* 12/19/17, 12/21/17 and 04/16/19.			5,135,939	5,181,740

Halo Technology Bidco Limited
A global supplier, tester and coder of compatible optical transceivers.
6.50% Term Loan due 06/30/2027 (LIBOR + 5.750%)	$3,500,000	06/30/21	3,447,524	3,447,500

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	$754,061	$1,085,489
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	346,626
* 12/19/14 and 04/29/16.			754,061	1,432,115

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	945,604

Holley Performance Products

A provider of automotive aftermarket performance products.
5.19% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$4,875,000	10/24/18	4,829,699	4,875,000

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
6.00% Term Loan due 03/30/2027 (LIBOR + 5.000%) (H)	$1,778,115	03/26/21	1,400,578	1,402,038

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 08/14/2026 (LIBOR + 5.500%)	$3,298,748	09/09/19	3,254,473	3,285,982

IGL Holdings III Corp.
A specialty label and flexible packaging converter.
6.75% Term Loan due 10/23/2026 (LIBOR + 5.750%) (H)	$3,487,691	11/02/20	2,387,509	2,449,555

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.00% Term Loan due 11/22/2023 (LIBOR + 7.000%)	2,190,118 uts.	11/21/19	$2,176,971	$1,817,798
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			2,176,971	1,817,798

Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.50% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,852,515	*	1,824,119	1,691,347
* 02/05/2020 and 08/12/2020

International Marine and Industrial Applicators
A provider of maintenance, repair and overhaul and new construction services for shipyards.
6.15% Term Loan due 03/31/2027 (LIBOR + 6.000%)	$3,500,000	04/09/21	3,432,663	3,430,000

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
5.68% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$1,425,003	05/04/21	1,383,621	1,397,985

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
6.00% Term Loan due 09/30/2026 (LIBOR + 5.000%) (H)	$2,599,685	11/18/20	1,730,947	1,777,504
Limited Liability Company Unit Class	41 uts.	11/19/20	41,109	44,540
			1,772,056	1,822,044

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.75% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,431,649	*	3,384,868	3,431,648
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	115,408
*10/01/18 and 01/29/21			3,431,782	3,547,056

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
7.25% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$3,491,250	12/22/20	$3,427,494	$3,463,320

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,819	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,061	—

Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—

Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.00% First Out Term Loan due 11/22/2025 (LIBOR + 6.000%)	$1,021,759	11/25/19	1,006,517	1,013,401

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	184,610
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	184,610

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	$2,278,976	$2,297,872
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	553,977
			2,738,550	2,851,849

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	84,942
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	7,703
			—	92,645

Music Reports, Inc.

An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
7.25% Term Loan due 08/21/2026 (LIBOR + 6.250%)	$1,249,761	08/25/20	1,222,925	1,249,761

Navia Benefit Solutions, Inc.

A third-party administrator of employee-directed healthcare benefits.
6.25% Term Loan due 02/01/2026 (LIBOR + 5.250%) (H)	$3,494,750	02/10/21	2,038,280	2,041,455

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$3,498,676	12/30/20	3,402,483	3,411,210

Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,318,874	12/23/19	3,269,220	3,292,323

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,586,296	3,602,879
Common Stock Class B (B)	772,121 shs.	*	772,121	1,063,596
* 01/29/16 and 02/17/17.			4,358,417	4,666,475

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.25% Term Loan due 02/28/2024 (LIBOR + 5.250%)	$1,629,751	03/06/19	$1,609,765	$1,470,035

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.75% Term Loan due 08/31/2026 (LIBOR + 6.750%)	$782,361	09/29/20	758,439	782,361
7.75% Term Loan due 11/17/2024 (LIBOR + 6.750%)	$3,829,071	11/14/17	3,782,817	3,829,071
			4,541,256	4,611,432

Petroplex Inv Holdings LLC

A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	419,207	1,678
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$2,170,983	07/31/14	2,159,212	1,953,885
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	11,107
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	50,397
* 09/28/17 and 02/15/18.			2,510,019	2,015,389

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	144,094	—
Common Stock (B)	346,824 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$2,052,252	07/21/20	1,717,458	—
8.00% Term Loan due 05/28/2023 (D)	$1,493,716	07/21/20	1,251,704	—
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	—
			3,549,323	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,801,392	08/12/20	$2,753,624	$2,801,392
Limited Liability Company Unit	44,803 uts.	03/05/21	44,803	40,726
			2,798,427	2,842,118

RedSail Technologies

A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.25% Term Loan due 10/27/2026 (LIBOR + 5.500%)	$3,450,682	12/09/20	3,372,535	3,380,309

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,888,400

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
7.75% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	3,431,533	3,430,000

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.25% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,430,719	3,500,000

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (LIBOR + 5.000% Cash & 2.750% PIK) (G)	$4,991,392	07/30/18	4,928,615	3,928,225

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.00% Second Lien Term Loan due 07/31/2024 (LIBOR + 5.000%) (H)	$3,702,981	07/31/18	1,429,610	1,467,687

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$3,228,750	10/22/20	$3,166,089	$3,233,593

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,570,727	01/08/19	2,560,378	2,570,727

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.00% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$3,395,356	12/15/20	2,420,404	2,452,579
Common Stock (B)	59 shs.	12/16/20	59,372	73,813
			2,479,776	2,526,392

Sandvine Corporation
A provider of active network intelligence solutions.
8.10% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,441,607	3,500,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
4.60% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,760,597	07/27/18	3,711,292	3,534,961

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.50% Term Loan due 06/28/2025 (LIBOR + 4.500%)	$1,148,981	06/27/19	1,142,107	1,148,981

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%) (H)	$3,485,045	12/30/20	2,894,448	2,975,955

Smart Bear

A provider of web-based tools for software development, testing and monitoring.
8.00% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$3,500,000	03/02/21	3,406,770	3,412,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,397,193 uts.	02/20/19	$3,444,438	$10,311,285

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%) (H)	$3,412,176	12/23/19	2,433,031	2,479,760

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 08/20/2025	$2,200,568	*	2,125,367	2,200,568
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	6,374,148
* 03/27/17 and 08/07/18.			4,278,055	8,574,716

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	515,548
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	86,082
			377,922	601,630

Stratus Unlimited

A provider of brand implementation services.
Limited Liability Company Unit	149 shs.	06/30/21	149,332	149,330

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$4,047,659	*	3,975,746	4,035,812
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	147,225
Common Stock (B)	139 shs.	**	213,007	366,122
* 07/31/15 and 12/21/20.			4,333,164	4,549,159
** 07/31/15 and 11/08/17.

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%) (H)	$3,476,774	*	3,228,475	3,206,840
* 12/02/19 and 12/15/20.

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	$—	$21,705

Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
5.75% Term Loan due 02/10/2025 (LIBOR + 4.750%) (H)	$2,123,205	02/13/20	1,596,738	1,542,945

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Unitranche Term Loan due 02/19/2026 (LIBOR + 5.500%)	$3,491,250	02/25/21	3,434,352	3,437,171

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$2,444,733	01/23/15	2,442,764	—

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,459,615	12/13/19	3,405,733	3,459,615

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
4.91% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,625,340	09/28/18	4,584,679	4,574,461
Limited Liability Company Unit (B) (F)	101 uts.	09/28/18	102,471	86,991
			4,687,150	4,661,452

U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,358,597	*	4,308,933	4,145,027
* 11/29/18 and 03/25/19.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%)	$4,895,000	*	$4,845,788	$4,895,000
* 01/04/19 and 10/01/19.

U.S. Retirement & Benefits Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$3,446,875	03/05/18	3,405,872	3,446,875

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$3,162,500	11/05/18	3,127,606	3,162,500

UroGPO, LLC

A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
7.25% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$4,854,167	12/14/20	4,765,857	4,868,729

VitalSource
A provider of digital fulfillment software for the higher education sector.
6.75% Term Loan due 06/01/2028 (LIBOR + 6.000%)	$3,472,222	06/01/21	3,403,593	3,402,778
Limited Liability Company Unit (B)	3,837 shs.	06/01/21	38,367	38,367
			3,441,960	3,441,145

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.50% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,885,112	05/17/18	4,838,052	4,787,409

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021 (D)	$777,225	08/03/15	775,532	—
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,526,744	—

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	$300,485	$356,417
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	1,684,135
			300,485	2,040,552

Wolf-Gordon, Inc.

A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	203,651

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$788,825	09/21/20	768,608	788,824
5.50% Term Loan due 12/31/2025 (LIBOR + 4.500%)	$2,522,898	01/09/20	2,475,291	2,497,669
			3,243,899	3,286,493

Worldwide Express Operations, LLC

A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.00% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,341,210	4,357,500

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	419,424

York Wall Holding Company

A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	515,950
* 03/04/15 and 02/07/18.			1,002,369	1,111,650

Total Private Placement Investments (E)			$294,222,841	$299,027,660

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.46%:

Bonds - 6.46%
American Airlines Group Inc.	11.750%	07/15/25	$1,000,000	$991,589	$1,255,000
BWAY Holding Company	7.250	04/15/25	1,500,000	1,405,695	1,470,000
CGG SA	8.750	04/01/27	712,000	712,000	736,920
CommScope Finance LLC	8.250	03/01/27	1,000,000	957,662	1,068,800
Coronado Finance Pty Ltd.	10.750	05/15/26	547,000	536,943	582,555
CVR Energy Inc.	5.750	02/15/28	1,000,000	914,524	1,007,700
Diebold Nixdorf	9.375	07/15/25	550,000	581,532	609,813
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	985,251	1,070,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	864,355	856,853
Neptune Energy Bondco PLC	6.625	05/15/25	1,000,000	988,563	1,026,700
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,028,365	1,014,476
PBF Holding Company LLC	9.250	05/15/25	1,000,000	988,877	1,007,390
Picou Holdings LLC	10.000	12/31/24	1,000,000	900,008	996,250
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,071,574	1,276,500
Suncoke Energy	7.500	06/15/25	1,000,000	965,463	1,038,550
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	979,975	1,102,875
The Manitowoc Company, Inc.	9.000	04/01/26	1,000,000	983,651	1,085,000
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	978,907	1,045,000
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,486,411	1,539,705
Verscend Holding Corp.	9.750	08/15/26	965,000	1,017,327	1,016,868
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	254,765

Total Bonds				19,589,672	21,061,720

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				19,589,672	21,061,720

Total Corporate Restricted Securities				$313,812,513	$320,089,380

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Corporate Public Securities - 3.13%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.05%
Almonde, Inc.	7.250%	8.250%	06/13/25	$940,734	$950,077	$949,793
Alpine US Bidco LLC	9.000	9.750	04/28/29	1,270,956	1,233,418	1,270,956
Edelman Financial Services	6.750	6.845	06/08/26	258,914	258,095	259,670
Magenta Buyer LLC	8.250	8.250	05/03/29	1,006,667	995,817	994,083
PS Logistics LLC	4.500	5.500	03/01/25	943,439	948,494	934,004
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	925,500
Syncsort Incorporated	7.250	7.250	04/23/29	444,444	441,112	442,222
Wastequip, LLC	7.750	8.750	02/27/26	1,000,000	988,174	910,000

Total Bank Loans					6,825,187	6,686,228

Bonds - 0.52%
Genesis Energy, L.P.		6.500	10/01/25	$675,000	$645,527	$681,750
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,005,582	1,028,710

Total Bonds					1,651,109	1,710,460

Common Stock - 0.24%
Chase Packaging Corporation (B)				9,541	—	1,250
Tourmaline Oil Corp				127,562	341,583	768,759

Total Common Stock					341,583	770,009

Preferred stock - 0.32%
B. Riley Financial, Inc.				40,000	1,000,000	1,038,400

Total Preferred Stock					1,000,000	1,038,400

Total Corporate Public Securities					$9,817,879	$10,205,097

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 2.46%
Eaton Corporation	0.160%	07/06/21	2,000,000	$1,999,956	$1,999,956
National Rural Utilities Cooperative Finance Corp.	0.080	07/28/21	2,000,000	1,999,880	1,999,880
Suncor Energy	0.190	07/29/21	2,000,000	1,999,704	1,999,704
VW Credit Inc.	0.190	08/25/21	2,000,000	1,999,419	1,999,419

Total Short-Term Securities				$7,998,959	$7,998,959

Total Investments	103.81%			$331,629,351	$338,293,436

Other Assets	6.22				20,253,538
Liabilities	(10.03)				(32,671,979)

Total Net Assets	100.00%				$325,874,995

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2021 the value of these securities amounted to $299,027,660 or 91.76% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	PIK non-accrual
(H)	A portion of these securities contain unfunded commitments. As of June 30, 2021, total unfunded commitments amounted to $11,211,175 and had unrealized appreciation of $109,489 or 0.03% of net assets. See Note 7.

^         Effective yield at purchase

PIK - Payment-in-kind

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Industry Classification:	Fair Value Market Value

AEROSPACE & DEFENSE - 7.35%
BEI Precision Systems & Space Company, Inc.	$4,760,782
CTS Engines	2,856,445
Dart Buyer, Inc.	2,857,660
International Marine and Industrial Applicators	3,430,000
Sunvair Aerospace Group Inc.	4,549,159
Trident Maritime Systems	3,437,171
Trident TPI Holdings Inc	1,045,000
Triumph Group, Inc.	1,028,710
23,964,927

AIRLINES - 0.39%
American Airlines Group Inc.	1,255,000

AUTOMOTIVE - 6.07%
Aurora Parts & Accessories LLC	732,455
BBB Industries LLC	3,472,000
DPL Holding Corporation	1,869,310
English Color & Supply LLC	3,981,852
Holley Performance Products	4,875,000
JF Petroleum Group	1,397,985
Truck-Lite	3,459,615
19,788,217

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.98%
The Hilb Group, LLC	3,206,840

BUILDING MATERIALS - 0.06%
Wolf-Gordon, Inc.	203,651

CHEMICALS - 1.44%
Kano Laboratories LLC	1,822,044
LBC Tank Terminals Holding Netherlands B.V.	856,853
Polytex Holdings LLC	2,015,389
4,694,286

CONSUMER CYCLICAL SERVICES - 3.67%
Accelerate Learning	1,965,340
LYNX Franchising	3,463,320
MeTEOR Education LLC	2,851,849
PPC Event Services	—
Prime Security Services, LLC	1,276,500
PS Logistics LLC	934,004

Industry Classification:	Fair Value Market Value

ROI Solutions	$1,467,687
11,958,700

CONSUMER PRODUCTS - 4.54%
1A Smart Start, Inc.	3,447,500
AMS Holding LLC	809,987
Blue Wave Products, Inc.	865,211
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	4,151,296
Handi Quilter Holding Company (Premier Needle Arts)	1,432,115
HHI Group, LLC	945,604
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Whitebridge Pet Brands Holdings, LLC	2,040,552
York Wall Holding Company	1,111,650
14,803,915

DIVERSIFIED MANUFACTURING - 9.81%
Advanced Manufacturing Enterprises LLC	—
Eaton Corporation	1,999,956
F G I Equity LLC	3,810,199
Hyperion Materials & Technologies, Inc.	3,285,982
Motion Controls Holdings	92,645
Reelcraft Industries, Inc.	1,888,400
Resonetics, LLC	3,430,000
Safety Products Holdings, Inc.	2,526,392
SR Smith LLC	8,574,716
Strahman Holdings Inc.	601,630
The Manitowoc Company, Inc.	1,085,000
Therma-Stor Holdings LLC	21,705
Trystar, Inc.	4,661,452
31,978,077

ELECTRIC - 0.00%
Electric Power Systems International, Inc.	2,318,255
National Rural Utilities Cooperative Finance Corp.	1,999,880
4,318,135

ENVIRONMENTAL - 0.65%
ENTACT Environmental Services, Inc.	2,105,688

FINANCIAL OTHER - 3.15%
Beacon Pointe Advisors, LLC	1,981,682
B. Riley Financial, Inc.	1,038,400

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Edelman Financial Services	$259,670
Foundation Risk Partners, Corp.	1,527,657
U.S. Retirement and Benefit Partners, Inc.	3,446,875
VW Credit Inc.	1,999,419
10,253,703

FOOD & BEVERAGE - 4.00%
Alpine US Bidco LLC	1,270,956
Del Real LLC	3,136,071
PANOS Brands LLC	4,666,475
Sara Lee Frozen Foods	3,534,961
Westminster Acquisition LLC	—
WP Supply Holding Corporation	419,424
13,027,887

HEALTHCARE - 8.00%
Cadence, Inc.	2,132,487
Dohmen Life Science Services	2,774,546
GD Dental Services LLC	—
Home Care Assistance, LLC	1,402,038
LAC Acquisition LLC	3,547,056
Navia Benefit Solutions, Inc.	2,041,455
RedSail Technologies	3,380,309
UroGPO, LLC	4,868,729
U.S. Oral Surgery Management	4,895,000
Verscend Holding Corp.	1,016,868
26,058,488

INDEPENDENT - 0.32%
Neptune Energy Bondco PLC	1,026,700

INDUSTRIAL OTHER - 10.71%
Aftermath, Inc.	3,436,650
ASPEQ Holdings	2,483,264
Concept Machine Tool Sales, LLC	1,245,983
E.S.P. Associates, P.A.	534,994
IGL Holdings III Corp.	2,449,555
IM Analytics Holdings, LLC	1,817,798
Industrial Service Solutions	1,691,347
Media Recovery, Inc.	1,013,401
PB Holdings LLC	1,470,035
Specified Air Solutions	10,311,285
Stratus Unlimited	149,330
STS Operating, Inc.	925,500

Industry Classification: (Continued)	Fair Value/ Market Value

UBEO, LLC	$3,162,500
Wastequip, LLC	910,000
World 50, Inc.	3,286,493
34,888,135

INTEGRATED - 0.61%
Suncor Energy	1,999,704

MEDIA & ENTERTAINMENT - 2.74%
Advantage Software	3,475,435
Cadent, LLC	2,018,803
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	1,070,000
Music Reports, Inc.	1,249,761
Terrier Media Buyer, Inc.	1,102,875
8,916,874

METALS & MINING - 0.88%
Coronado Finance Pty Ltd.	582,555
Picou Holdings LLC	996,250
Suncoke Energy	1,038,550
Warrior Met Coal, Inc.	254,765
2,872,120

MIDSTREAM - 0.21%
Genesis Energy, L.P.	681,750

OIL FIELD SERVICES - 0.46%
CGG SA	736,920
Petroplex Inv Holdings LLC	1,678
Tourmaline Oil Corp	768,759
1,507,357

PACKAGING - 1.58%
ASC Holdings, Inc.	1,903,083
Brown Machine LLC	1,777,889
BWAY Holding Company	1,470,000
Chase Packaging Corporation	1,250
5,152,222

PAPER - 1.05%
Dunn Paper	3,423,000

REFINING - 0.67%
CVR Energy Inc.	1,007,700
MES Partners, Inc.	184,610
PBF Holding Company LLC	1,007,390

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Tristar Global Energy Solutions, Inc.	$—
2,199,700

TECHNOLOGY - 22.18%
1WorldSync, Inc.	4,962,295
Almonde, Inc.	949,793
Audio Precision	3,640,210
Claritas Holdings, Inc.	3,255,124
CloudWave	3,499,435
Clubessential LLC	3,429,848
Command Alkon	4,168,516
CommScope Finance LLC	1,068,800
Diebold Nixdorf	609,813
GraphPad Software, Inc.	5,181,740
Halo Technology Bidco Limited	3,447,500
Magenta Buyer LLC	994,083
Options Technology Ltd	3,292,323
Recovery Point Systems, Inc.	2,842,118
REVSpring, Inc.	3,500,000
RPX Corp	3,233,593
Ruffalo Noel Levitz	2,570,727
Sandvine Corporation	3,500,000
Scaled Agile, Inc.	1,148,981
Smart Bear	3,412,500
Springbrook Software	2,479,760
Syncsort Incorporated	442,222
Transit Technologies LLC	1,542,945
U.S. Legal Support, Inc.	4,145,027
Veritas US Inc. / Veritas Bermuda Ltd.	1,539,705
VitalSource	3,441,145
72,298,203

TRANSPORTATION SERVICES - 10.96%
AIT Worldwide Logistics, Inc.	3,424,586
BDP International, Inc.	4,883,348
FragilePAK	2,316,016
Omni Logistics, LLC	3,411,210
OPE KAG Finance Sub	1,014,476
Pegasus Transtech Corporation	4,611,432
Rock-it Cargo	3,928,225
SEKO Worldwide, LLC	2,975,955
VP Holding Company	4,787,409

Industry Classification: (Continued)	Fair Value/ Market Value

Worldwide Express Operations, LLC	$4,357,500
35,710,157

Total Investments - 103.81% (Cost - $331,629,351)	$338,293,436

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $299,027,660 (91.76% of net assets) as of June 30, 2021 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the

Barings Corporate Investors

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Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2021, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

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Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”)

“Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2021.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2021 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$48,660,164	$—	$21,061,720	$27,598,444
Bank Loans	228,971,101	—	—	228,971,101
Common Stock—U.S.	4,558,917	—	—	4,558,917
Preferred Stock	4,084,370	—	—	4,084,370
Partnerships and LLCs	33,814,828	—	—	33,814,828
Public Securities
Bank Loans	6,686,228	—	4,421,189	2,265,039
Corporate Bonds	1,710,460	—	1,710,460	—
Common Stock-U.S.	770,009	686,331	—	83,678
Preferred Stock	1,038,400	—	1,038,400	—
Short-term Securities	7,998,959	7,998,959	—	—
Total	$338,293,436	$8,685,290	$28,231,769	$301,376,377

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

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Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2021.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*

Bank Loans	$ 188,810,146	Market Yield	Yield Analysis	5.7% - 16.3%	8.0%

Corporate Bonds	$ 27,598,444	Income Approach	Implied Spread	9.7% - 21.4%	13.6%

Equity Securities**	$ 42,051,667	Enterprise Value Waterfall Approach	Valuation Multiple	3.5x to 18.0x	12.3x

			EBITDA	$(8.4) million to $542.3 million	$178.2 million

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $42,916,120 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2020	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 6/30/2021
Restricted Securities
Corporate Bonds	$38,180,960	$330,776	$60,961	$(5,827,244)	$(5,147,009)	$—	$—	$27,598,444
Bank Loans	188,700,349	1,809,342	49,745,023	—	(17,599,522)	6,315,909	—	228,971,101
Common Stock - U.S.	5,547,481	2,501,515	—	(3,549,449)	—	59,370	—	4,558,917
Preferred Stock	4,827,740	(209,935)	—	(533,435)	—	—	—	4,084,370
Partnerships and LLCs	19,437,397	11,760,257	3,369,813	(752,639)	—	—	—	33,814,828
Public Securities
Bank Loans	2,290,718	205,533	2,228,644	—	(3,283,960)	824,104	—	2,265,039
Corporate Bonds	—	—	—	—	—	—	—	—
Common Stock	324,352	100,909	—	(341,583)	—	—	—	83,678
Total	$259,308,997	$16,498,397	$55,404,441	$(11,004,350)	$(26,030,491)	$7,199,383	$—	$301,376,377
*	For the six months ended June 30, 2021, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$404,661	$—
Net realized gain on investments before taxes	1,789,328	—
Net change in unrealized depreciation of investments before taxes	14,304,408	14,809,463

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2021, the fair value of the Trust’s non-accrual assets was $7,838,828, or 2.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $20,043,787, or 6.0% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a

“regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2021, the fair value of the Trust’s PIK non-accrual assets was $3,928,225, or 1.2% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $4,928,615, or 1.5% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

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distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2021, the CI Subsidiary Trust has incurred income tax expense of $65.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2021, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held on April 23, 2021, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.

Investment Performance

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 1- and 3- year periods, had underperformed the Bloomberg Barclays US Corporate High Yield Index for the 1-year period, and outperformed that index for the 3-, 5- and 10-year periods, and had underperformed the S&P 500 Index for the 1-, 3- , 5- and 10-year periods, in each case ended December 31, 2020. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Cost of Services Provided and Profitability/ Manager’s “Fall-Out” Benefits

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Participation Investors is higher than the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended June 30, 2021, the Trust incurred total interest expense on the Note of $529,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments
	For the six months ended 06/30/2021
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$56,402,829	$40,621,339
Corporate public securities	4,673,321	12,283,535
6.	Risks

Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2021, the Trust had the following unfunded commitments:

Investment	Unfunded Amount	Unfunded Value
Dart Buyer, Inc	$570,500	$583,446
Electric Power Systems International Inc	237,040	236,905
Foundation Risk Partners, Corp.	444,444	458,184
FragilePAK	1,093,750	1,093,282
Home Care Assistance, LLC	343,485	343,936
IGL Holdings III Corp.	1,038,136	1,056,604
Kano Laboratories LLC	822,181	836,905
Navia Benefit Solutions Inc	1,400,000	1,401,272
ROI Solutions, LLC	2,235,294	2,258,279
Safety Products Holdings, Inc.	905,428	914,008
SEKO Worldwide, LLC	509,091	520,997
Springbrook Software	932,416	946,694
The Hilb Group, LLC	179,832	183,230
Transit Technologies LLC	499,578	486,920
	$11,211,175	$11,320,664

As of June 30, 2021 unfunded commitments had unrealized appreciation of $109,489 or 0.03% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2021
	Amount	Per Share
Investment income	$5,795,551
Net investment income	4,301,183	$0.21
Net realized and unrealized gain on investments (net of taxes)	8,819,638	0.44

	June 30, 2021
	Amount	Per Share
Investment income	$5,864,165
Net investment income	4,347,464	$0.21
Net realized and unrealized gain on investments (net of taxes)	8,585,199	0.42
9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 23, 2021. The shareholders were asked to vote to re-elect Edward P. Grace and Clifford M. Noreen as Trustees for three-year terms, respectively, and to elect Eric J. Lloyd as Trustee for a one-year term. The shareholders approved the proposal. The Trust’s other Trustees, Michael H. Brown, Barbara M. Ginader, Maleyne M. Syracuse and Susan B. Sweeney continued to serve their respective terms following the April 23, 2021 Annual Shareholder Meeting. Robert E. Joyal retired following the April 23, 2021 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Edward P. Grace	13,994,506	339,708
Clifford M. Noreen	14,035,937	298,279
Eric J. Lloyd	14,052,479	281,737
10.	Subsequent Events

On July 22, 2021, MassMutual provided the Trust a five-year $30,000,000 committed revolving credit facility. Interest charged is at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a non-usage fee of 0.50% on the unused amount. As of August 25, 2021, the Trust had no outstanding borrowings on the revolving credit facility.

Barings Corporate Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Eric J. Lloyd

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)  CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 3, 2021

By:	/s/ Jonathan Bock
Jonathan Bock, Vice President and Chief Financial Officer

Date:	September 3, 2021